UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 23, 2010


                                  NETFONE, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Nevada                       000-52317                  98-0438201
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)

5100 Westheimer, Suite 200, Houston, TX                             77056
(Address of Principal Executive Offices)                          (Zip Code)

        Registrant's telephone number, including area code: 713-968-6569

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On December 23, 2010, Netfone, Inc. ("WE", "US" or the "COMPANY") entered into a into a Share Exchange Agreement (the "SHARE EXCHANGE AGREEMENT") with Orange Capital Corp., a corporation existing under the laws of British Columbia ("ORANGE") and ITP Oil & Gas International S.A., a corporation existing under the laws of Luxembourg ("ITP-LUX"). Upon the satisfaction or waiver of the conditions set forth in the Share Exchange Agreement, we will acquire all of the issued and outstanding shares of ITP Impianti e Tecnologie di Processo S.p.A., a corporation existing under the laws of Italy ("ITP") in exchange for the Company issuing and delivering to ITP-Lux such number of shares which results in current holders of the Company having 6% of the outstanding shares of the Company and ITP Lux having 94% (the "SHARE EXCHANGE"). Upon consummation of the Share Exchange, the board of directors of the Company will all be appointed by ITP-Lux. The closing of the Share Exchange is anticipated to occur on or about March 31st, 2011 or an earlier date agreed to by all parties to the Share Exchange Agreement.

     The issuance of an expected 34,000,000 shares of our common stock to ITP-Lux so that they will own 94% of the Company's common stock upon closing will result in substantial dilution to current shareholders of our Company.

     Pursuant to the terms of the Share Exchange Agreement, concurrently with or prior to the consummation of the Share Exchange, among other matters, we are required and have agreed to:

     * Effectuate a reverse stock split of the Company's issued and outstanding common stock, par value $0.001 per share (the "COMMON STOCK"), at a ratio of 1 for 2.4, to become effective prior to the closing of the Share Exchange. The number of authorized shares of Common Stock has been agreed to be increased from 100,000,000 shares of Common Stock to 1,000,000,000 shares. As a result of the reverse stock split, every 2.4 shares of the Company's Common Stock issued and outstanding immediately prior to the effective time for the stock split would be combined and reclassified into one share of Common Stock. The Company would not issue fractional shares of Common Stock. Fractional shares resulting from the reverse stock split will be rounded up to the next whole share;

     * Cancel 3,166,670 (on a post reverse stock split basis) restricted Common Shares issued by the Company to Charles El-Moussa, our current president. Mr. El-Moussa has agreed to the cancellation as a condition of the ITP transaction;

     * In consideration of Orange indemnifying ITP-Lux as to certain representations, issue to Orange certain unregistered warrants to purchase shares of our Common Stock expiring on the fourth anniversary of the consummation of the Share Exchange (the "WARRANTS"). The number of shares of Common Stock issuable under the Warrants shall represent the aggregate of:

          * One and a half percent (1.5%) of our total share capital at the closing of the Share Exchange at an exercise price which equals seventy five million U.S. dollars ($75,000,000) divided by our total share capital at the closing of the Share Exchange; currently estimated to represent 541,613 warrants (on an after stock split basis) with an exercise price of $2.08; and

          * One and a half percent (1.5%) of our total share capital at the closing of the Share Exchange at an exercise price which equals one hundred million U.S. dollars ($100,000,000) divided by our total share capital at the closing of the Share Exchange; currently estimated to represent the 541,613 warrants (on an after stock split basis) with an exercise price of $2.77.

     * Change our corporate name from "Netfone Inc." to such name as ITP-Lux may designate;

     * Change our corporate purpose in our Articles of Incorporation to conform with the business purpose of ITP; and

     * Change our corporate domicile into, and continue our corporate existence pursuant to, the laws of the State of Delaware.

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
     As of the closing of the Share Exchange, the shares of the Company's Common Stock to be issued under the Share Exchange Agreement to ITP-Lux, the Warrants issuable to Orange and the shares of Common Stock issuable under the Warrants, will not have been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or any state securities laws and unless so registered at a later time, may not be sold except in a transaction registered under, or exempt from, the registration provisions of the Securities Act and applicable state securities laws. No registration rights have been granted regarding these shares, the Warrants or the shares underlying the Warrants.

     We have agreed that until such time as the Share Exchange Agreement is consummated or terminated, which shall not be later than March 31, 2011, we, Orange and ITP-Lux will not, directly or indirectly solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any person or entity relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business), or any of the capital stock of ITP or the Company, as applicable, or any merger, consolidation, business combination, or similar transaction other than as contemplated by the Share Exchange Agreement.

     The foregoing description of the Share Exchange Agreement is only a summary and is qualified in its entirety by reference to the full text of the Share Exchange Agreement, which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

     The Share Exchange Agreement governs the contractual rights among the parties thereto in relation to the Share Exchange and has been attached hereto pursuant to applicable rules and regulations of the U.S. Securities and Exchange Commission (the "SEC") but is not intended to provide any other factual information about the Company or any other party. The Share Exchange Agreement and other exhibits filed with this Form 8-K do not modify or supplement any factual disclosures about the Company in our public reports filed with the SEC. Investors and security holders are not third party beneficiaries under the Share Exchange Agreement or other such exhibits. In particular, the Share Exchange Agreement is not intended to be, and should not be relied upon as, disclosure regarding any facts and circumstances relating to the Company or ITP. Further, the representations, warranties and covenants contained in the Share Exchange Agreement have been made as of specific dates set forth therein with the principal purpose of establishing the circumstances in which a party may have the right not to close the Share Exchange if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties, rather than establishing matters as facts. In many cases, these representations, warranties and covenants are subject to limitations agreed upon by the parties and are the result of a negotiated allocation of contractual risk among the parties and, taken in isolation, do not necessarily reflect facts about any of the parties thereto. Likewise, any references to materiality contained in these representations and warranties may not correspond to concepts of materiality applicable to investors or security holders. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Share Exchange Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosure. For the foregoing reasons, no person should rely on any of the representations, warranties or covenants contained in the Share Exchange Agreement or any other exhibits hereto as statements of factual information.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

     At closing under the Share Exchange Agreement, the Company will issue, subject to terms and conditions contained in the Share Exchange Agreement, shares of our Common Stock and Warrants to purchase shares of our Common Stock that will not be registered under the Securities Act, in reliance upon the exemption from the registration requirements as provided in Regulation S of the Securities Act. See also Item 1.01 of this report for additional information relating to the issuance of the Common Stock and the Warrants.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

     Immediately after the closing of the Share Exchange Agreement, ITP-Lux is expected to become the Company's largest and controlling shareholder, with 94% ownership of the total number of shares of Common Stock of the Company issued and outstanding and issuable by the Company (excluding only the shares of Common Stock issuable under the Warrants). See also Item 1.01 of this report for additional information relating to expected change of control of the Company.

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
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.

     Exhibit
     Number                              Description
     ------                              -----------

      2.1*     Share  Exchange  Agreement,  dated December 23, 2010 by and among
               Netfone,   Inc.,   Orange   Capital  Corp.  and  ITP  Oil  &  Gas
               International S.A.

----------
* Schedules and exhibits to the Share Exchange Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish a copy of any omitted schedules and exhibits to the SEC upon request.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 24, 2010

                                             Netfone, Inc.
                                             (Registrant)


                                         /s/ Charles El-Moussa
                      ----------------------------------------------------------
                                               Signature

                        Charles El-Moussa, President, Secretary, Treasurer and
                      Director (Principal Executive Officer, Principal Financial
                               Officer and Principal Accounting Officer)
                      ----------------------------------------------------------
                                            Name and Title


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